SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): April 26, 2004
                                                         --------------


                             DONALDSON COMPANY, INC.
                             -----------------------
             (Exact name of Registrant as specified in its charter)



     Delaware                        1-7891                      41-0222640
------------------        ---------------------------       --------------------
    (State of                 (Commission File No.)             (IRS Employer
  Incorporation)                                             Identification No.)



                              1400 West 94th Street
                          Minneapolis, Minnesota 55431
                          ----------------------------
          (Address of principal executive offices, including zip code)


                                 (952) 887-3131
                                 --------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last Report)


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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c) EXHIBITS.

          99.1  Press release dated April 26, 2004 issued by Donaldson
                Company Inc.


Item 9.   REGULATION FD DISCLOSURE

          On April 26, 2004, Donaldson Company, Inc. issued a press release announcing its officer assignments. A copy of the press release is furnished herewith as Exhibit 99.1.


                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DONALDSON COMPANY, INC.

                                 By /s/ Thomas R. VerHage
                                    --------------------------------------------
                                 Name:  Thomas R. VerHage
                                 Title: Vice President and Chief
                                        Financial Officer


Date: April 26, 2004

                                  EXHIBIT INDEX



Exhibit            Description

99.1 Press Release announcing officer assignments of Donaldson Company Inc., dated April 26, 2004




















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